Cash, Cash Equivalents and Restricted Cash	6 Months Ended
Jun. 30, 2022
Cash, Cash Equivalents and Restricted Cash
Cash, Cash Equivalents and Restricted Cash

3     Cash, Cash Equivalents and Restricted Cash

Cash, cash equivalents and restricted cash consisted of the following (in thousands):

	As of	As of	As of
	June 30, 2022	December 31, 2021	December 31, 2020
Cash and cash equivalents	$319,573	$129,410	$65,663
Restricted cash	13,000	346	—
Total	$332,573	$129,756	$65,663

The Company received an advance payment for sale of the vessels of $13.0 million, which is held in an escrow account as of June 30, 2022. Additionally, the Company was required to maintain cash in a retention account as collateral for then upcoming scheduled debt payments related to the now repaid Eurobank $30 mil. facility, which was recorded in restricted cash under current assets as of December 31, 2021.